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INDEPENDENT AUDITORS' CONSENT                                       EXHIBIT 23.2
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We consent to the incorporation by reference in this Registration Statement of
Onvia.com, Inc. on Form S-8 of our report dated March 30, 2001, appearing in the Annual Report on Form 10-K of Onvia.com, Inc. for the year ended December 31, 2000.




/s/  DELOITTE & TOUCHE LLP

Seattle, Washington
April 19, 2001